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                                                       Exhibit 10




                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our reports dated June 8, 2000 on Mitchell Hutchins LIR Select Money Fund, LIR Cash Reserves Fund and LIR Liquid Assets Fund, in this Registration Statement (Form N-1A No. 333-52965) of Mitchell Hutchins LIR Money Series.


                                                       /s/ ERNST & YOUNG LLP
                                                       ----------------------
                                                       ERNST & YOUNG LLP


New York, New York
August 24, 2000